                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07096
                 ----------------------------------------------

                   Investment Grade Municipal Income Fund Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2004

ITEM 1.  REPORTS TO STOCKHOLDERS.
---------------------------------

[UBS GLOBAL ASSET MANAGEMENT LOGO]

INVESTMENT GRADE MUNICIPAL
INCOME FUND INC.

Annual Report

September 30, 2004

Investment Grade Municipal Income Fund Inc.

November 15, 2004                                INVESTMENT GRADE MUNICIPAL
                                                 INCOME FUND INC.
Dear Shareholder,
                                                 INVESTMENT GOAL:
We present you with the annual report for        High level of current income
Investment Grade Municipal Income Fund Inc.      exempt from federal
(the "Fund") for the fiscal year ended           income tax, consistent with
September 30, 2004.                              preservation of capital.

Performance                                      PORTFOLIO MANAGER:
                                                 William Veronda
Over the 12-month period, the Fund's net         UBS Global Asset
asset value return was 6.02%. On a market        Management (US) Inc.
price basis, the Fund's return was 5.57%.
Over the same period, the Lipper General         COMMENCEMENT:
Municipal Debt Funds (Leveraged) median's        November 6, 1992
net asset value and market price returns
were 7.50% and 8.00%, respectively.              NYSE SYMBOL:
(For more performance information, please        PPM
refer to "Performance At A Glance" on
page 5.)                                         DIVIDEND PAYMENTS:
                                                 Monthly

The Fund used leverage during the fiscal year, which was 39.4% of total assets as of September 30, 2004. Leverage can magnify returns on the upside and on the downside, and can create wider dispersions of returns within the Fund's peer group.

An Interview with Portfolio Manager William Veronda

Q. CAN YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE FISCAL YEAR?

A. During the period, gross domestic product (GDP) figures confirmed that the
   US economy was growing, fueled by the combined effects of solid consumer and business spending, an increase in exports and ongoing military spending. Third quarter 2003 GDP came in at 8.2%, up from 3.3% over the prior three months. This number was far higher than anticipated, and the sharpest recorded advance of GDP since 1984. Fourth quarter 2003 and first quarter 2004 numbers were solid at 4.1% and 4.5%, respectively, followed by a more muted second quarter GDP of 3.3%.

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                                                                             1

Investment Grade Municipal Income Fund Inc.

Q. HOW DID THE FEDERAL RESERVE BOARD (THE "FED") REACT TO THESE ECONOMIC
   CONDITIONS?

A. The Fed maintained its accommodative monetary policy through much of the fiscal year. As late as the end of March 2004, many market participants believed the Fed would hold rates steady until after the November presidential election, or until early 2005. However, this abruptly changed as improvements in the labor market became apparent. During March, April and May, a total of nearly one million new jobs were created. This, in turn, prompted the Fed to begin laying the groundwork for higher rates.

   After many months of speculation, the Fed raised the federal funds rate (or
   "fed funds" rate)-the rate that banks charge one another for funds they borrow on an overnight basis-from 1.00% to 1.25% on June 30, 2004. The Fed raised rates again at its subsequent meetings on August 10, 2004 and
   September 21, 2004, to 1.50% and 1.75%, respectively. In doing so, it noted
   that, "Even after this action, the stance of monetary policy remains accommodative and, coupled with robust underlying growth in productivity, is providing ongoing support to economic activity." Market perception grew that the Fed, through its statements and in its actions, was paving the way to continue raising rates in the future.

Q. HOW DID YOU POSITION THE FUND'S PORTFOLIO DURING THE REPORTING PERIOD?

A. As the fiscal year began, the Fund's duration was similar to that of the
   Lehman Municipal Bond Index. Given expectations for a continuation of the economic recovery and rising interest rates, in early 2004 we moved the
   Fund's duration modestly lower than that of the Index. This initially detracted from results when, surprisingly, yields fell during the first quarter of 2004. However, as fears of a "jobless economic recovery" abated in the second quarter, this positioning enhanced performance. The economy then appeared to weaken in the third quarter of the year, due in large part to record high oil prices. This caused yields to again decline, and the
   Fund's short duration hurt relative performance. Fortunately, astute yield curve positioning in the third quarter helped to offset some of the losses, as our expectations for a flattening yield curve were met (the curve flattens when the gap between short- and long-term yields narrows). In particular, in recent months we emphasized securities in the 5- to 10-year and 20- to 30-year portions of the curve, while holding underweight positions in the 1- to 5-year and 10- to 15-year ranges of the curve.

--------------------------------------------------------------------------------

Investment Grade Municipal Income Fund Inc.

Q. WHICH SECTORS OF THE MARKET DID YOU FIND TO BE ATTRACTIVE DURING THE FISCAL
   YEAR?

A. The Fund is highly diversified, and we seek compelling opportunities in a wide variety of sectors and subsectors. For example, because of declining government reimbursements, we remain negative on the healthcare sector as a whole. However, using our extensive research capabilities, we identified a number of securities that we believe offer attractive yields and, in our opinion, more than compensate investors for the potential risks. During the fiscal year, we purchased Kaiser Permanente (1.1%),* a California-based health maintenance organization. We also purchased a block of bonds issued by St. Francis Healthcare Center in Minnesota (0.9%).*

Q. WHAT HAS BEEN YOUR APPROACH IN TERMS OF THE CALIFORNIA MUNICIPAL MARKET?

A. California was one of a number of states that saw its fiscal situation improve during the 12-month period; thus, we added a number of California issues to our portfolio. At period end, the Fund's California holdings had enhanced results.

   Another state that shored up its balance sheet in the latter months of the period was Massachusetts, and we are therefore looking to increase the
   Fund's exposure to this state's municipal securities.

Q. THE TROUBLES IN THE AIRLINE SECTOR HAVE BEEN WELL-DOCUMENTED. DOES THE FUND
   HAVE ANY EXPOSURE TO THIS AREA?

A. While the airline industry is experiencing high-profile issues, we continue to find attractive opportunities in the airport sector. Over the last year, both business and consumer flight trends have improved. Given the expectations for a continuation of an economic expansion, we expect airfreight usage will remain strong.

Q. WHAT OTHER STRATEGIES DID YOU IMPLEMENT DURING THE PERIOD?

A. As we mentioned in our last report to you, we increased the Fund's leverage from approximately 33% to 40% at the end of December 2003, through the
   Fund's issuance of an additional series of Auction Preferred Shares.
   Although leverage can cause the Fund's short-term volatility to increase, it also can better position the Fund to seek preservation of capital.
   Additionally, it has the

* As a percentage of net assets applicable to common shareholders as of
September 30, 2004.

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                                                                             3

Investment Grade Municipal Income Fund Inc.

   potential to allow us to generate additional dividend income. We, therefore, maintained the Fund's leverage at roughly 40% over most of the period.

Q. HOW DO YOU ANTICIPATE POSITIONING THE FUND'S PORTFOLIO GOING FORWARD?

A. Although the US economy experienced a "soft patch" during the third quarter, it now appears that this may have been overstated. Final second-quarter gross domestic product was revised upward from 2.8% to 3.3%. In addition, aside from stubbornly high oil prices, inflation remains low. We believe the Fed will continue to raise interest rates, and, as such, we expect to retain our short duration position. We also anticipate remaining focused on the 5- to 10-year and 20- to 30-year portions of the yield curve.

   We will continue to look for opportunities in the general obligation market, in particular issues from the state of California. Having said that, we expect to avoid securities in the 1- to 5-year range, as we do not believe they are attractive given the underlying risks. On a national level, we will seek higher yielding securities that appear attractive given their risk/reward characteristics.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS Funds,* please contact your financial advisor or visit us at www.ubs.com.

Sincerely,

/s/ Joseph A. Varnas                             /s/ William Veronda
Joseph A. Varnas                                 William Veronda
President                                        Portfolio Manager
Investment Grade Municipal Income Fund Inc.      Investment Grade Municipal Income Fund Inc.
Managing Director                                Executive Director
UBS Global Asset Management (US) Inc.            UBS Global Asset Management (US) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended September 30, 2004, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances, and they do not guarantee the future performance of the markets or the Fund. We encourage you to consult your financial advisor regarding your personal investment program.

*    Mutual funds are sold by prospectus only. A prospectus contains more complete information regarding investment objectives, risks, charges and expenses, and should be read carefully before investing.

--------------------------------------------------------------------------------

Investment Grade Municipal Income Fund Inc.

Performance At A Glance

Average Annual Total Returns For Periods Ended 9/30/04

NET ASSET VALUE RETURNS                        6 MONTHS    1 YEAR    5 YEARS   10 YEARS
---------------------------------------------------------------------------------------

Investment Grade Municipal Income Fund Inc.       2.43%     6.02%      6.78%     7.19%
---------------------------------------------------------------------------------------
Lipper General Municipal Debt Funds (Leveraged)
  Median                                          1.94      7.50       8.05      7.46
---------------------------------------------------------------------------------------
MARKET PRICE RETURNS
---------------------------------------------------------------------------------------
Investment Grade Municipal Income Fund Inc.      -4.53      5.57       8.40      8.70
---------------------------------------------------------------------------------------
Lipper General Municipal Debt Funds (Leveraged)
  Median                                         -1.45      8.00       9.05      8.14
---------------------------------------------------------------------------------------

Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when sold, may be worth more or less than their original cost. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. NAV and market price returns for periods less than one year are cumulative. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

Lipper peer group data calculated by Lipper Inc.; used with permission. The
Lipper Median is the return of the fund that places in the middle of the peer group.

SHARE PRICE, DIVIDEND AND YIELDS AS OF 9/30/04

-----------------------------------------------------------------------
Market Price                                                    $14.25
-----------------------------------------------------------------------
Net Asset Value (per share applicable to common shareholders)   $15.81
-----------------------------------------------------------------------
12-Month Net Investment Income Dividend (ended 9/30/04)          $0.93
-----------------------------------------------------------------------
September 2004 Dividend                                         $0.075
-----------------------------------------------------------------------
Market Yield*                                                     6.32%
-----------------------------------------------------------------------
NAV Yield*                                                        5.69%
-----------------------------------------------------------------------
IPO Yield*                                                        6.00%
-----------------------------------------------------------------------

*     Market yield is calculated by multiplying the September dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the September dividend by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the September dividend by 12 and dividing by the initial public offering price. Prices and yields will vary.

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                                                                             5

Investment Grade Municipal Income Fund Inc.

Portfolio Statistics

CHARACTERISTICS                       9/30/04                            3/31/04                       9/30/03
--------------------------------------------------------------------------------------------------------------

Net Assets Applicable to Common
  Shareholders (mm)                   $163.7                              $164.5                        $168.9
--------------------------------------------------------------------------------------------------------------
Weighted Average Maturity*          11.7 yrs                            11.2 yrs                      13.0 yrs
--------------------------------------------------------------------------------------------------------------
Weighted Average Duration*           5.1 yrs                             5.1 yrs                       6.3 yrs
--------------------------------------------------------------------------------------------------------------
Weighted Average Coupon*                5.5%                                5.3%                          5.4%
--------------------------------------------------------------------------------------------------------------
Leverage**                             39.4%                               40.0%                         32.1%
--------------------------------------------------------------------------------------------------------------
Callable/Maturing Within 5 Years*       9.1%                                6.0%                          5.8%
--------------------------------------------------------------------------------------------------------------
Callable/Maturing Beyond 5 Years*      90.9%                               94.0%                         94.2%
--------------------------------------------------------------------------------------------------------------
PORTFOLIO COMPOSITION***              9/30/04                             3/31/04                      9/30/03
--------------------------------------------------------------------------------------------------------------
Long-Term Municipal Bonds             160.2%                              155.1%                        135.8%
--------------------------------------------------------------------------------------------------------------
Short-Term Municipal Notes             6.4                                 9.6                            7.8
--------------------------------------------------------------------------------------------------------------
Futures                               (0.0)****                           (0.1)                             -
--------------------------------------------------------------------------------------------------------------
Other Assets Less Liabilities          0.6                                 2.3                            3.8
--------------------------------------------------------------------------------------------------------------
Liquidation Value of Auction
  Preferred Shares                    (67.2)                              (66.9)                        (47.4)
--------------------------------------------------------------------------------------------------------------
TOTAL                                 100.0%                              100.0%                        100.0%
--------------------------------------------------------------------------------------------------------------
CREDIT QUALITY***                     9/30/04                             3/31/04                      9/30/03
--------------------------------------------------------------------------------------------------------------
AAA/Aaa                                59.2%                               47.0%                        50.8%
--------------------------------------------------------------------------------------------------------------
AA/Aa                                  40.3                                46.4                           37.3
--------------------------------------------------------------------------------------------------------------
A/A                                    29.4                                27.6                           16.0
--------------------------------------------------------------------------------------------------------------
BBB/Baa                                18.0                                20.7                           18.8
--------------------------------------------------------------------------------------------------------------
BB/Ba                                     -                                   -                            0.9
--------------------------------------------------------------------------------------------------------------
A1/P1/SP-1/VMIG-1                       6.4                                 9.6                            6.9
--------------------------------------------------------------------------------------------------------------
Nonrated                               13.3                                13.4                           12.9
--------------------------------------------------------------------------------------------------------------
Other Assets Less Liabilities           0.6                                 2.2                            3.8
--------------------------------------------------------------------------------------------------------------
Liquidation Value of Auction
  Preferred Shares                    (67.2)                              (66.9)                         (47.4)
--------------------------------------------------------------------------------------------------------------
TOTAL                                 100.0%                              100.0%                         100.0%
--------------------------------------------------------------------------------------------------------------
TOP FIVE STATES***                    9/30/04                             3/31/04                      9/30/03
--------------------------------------------------------------------------------------------------------------
California                             29.4%      New York                  26.3%      Texas              23.0%
--------------------------------------------------------------------------------------------------------------
New York                               19.0       California               20.9        California         16.2
--------------------------------------------------------------------------------------------------------------
Texas                                  17.9       Texas                    19.1        New York           11.8
--------------------------------------------------------------------------------------------------------------
Florida                                10.6       Indiana                  10.3        Illinois           10.4
--------------------------------------------------------------------------------------------------------------
Indiana                                 9.7       Illinois                  8.3        Indiana            10.1
--------------------------------------------------------------------------------------------------------------
TOTAL                                  86.6%                               84.9%                          71.5%
--------------------------------------------------------------------------------------------------------------
TOP FIVE SECTORS***                   9/30/04                             3/31/04                       9/30/03
--------------------------------------------------------------------------------------------------------------
Power                                  36.6%      Power                    39.3%       Power              36.3%
--------------------------------------------------------------------------------------------------------------
Lease                                  20.7       Water & Sewer            26.2        Water & Sewer      25.6
--------------------------------------------------------------------------------------------------------------
Water & Sewer                          15.7       Lease                    21.2        Lease              21.3
--------------------------------------------------------------------------------------------------------------
Hospital                               11.3       Escrowed to Maturity     11.2        Hospital            6.6
--------------------------------------------------------------------------------------------------------------
Escrowed to Maturity                   10.2       Pre-refunded              8.9        Tolls               6.3
--------------------------------------------------------------------------------------------------------------
TOTAL                                  94.5%                              106.8%                          96.1%
--------------------------------------------------------------------------------------------------------------

*     Weightings represent percentages of portfolio assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

**    As a percentage of total assets as of the dates indicated.

***   As a percentage of net assets applicable to common shareholders as of the dates indicated. Credit quality ratings designated by Standard & Poor's
      Rating Group and Moody's Investor Services, Inc. Both are independent rating agencies.

****  Represents less than 0.05% of net assets applicable to common shareholders.

--------------------------------------------------------------------------------

Investment Grade Municipal Income Fund Inc.

PORTFOLIO OF INVESTMENTS-SEPTEMBER 30, 2004

 PRINCIPAL                                       MOODY'S         S&P
  AMOUNT                                          RATING        RATING       MATURITY     INTEREST
   (000)                                       (UNAUDITED)   (UNAUDITED)      DATES        RATES        VALUE
--------------------------------------------------------------------------------------------------------------

Long-Term Municipal Bonds - 160.21%
--------------------------------------------------------------------------------------------------------------
Arizona - 1.60%
   $2,380 Arizona State Transportation
           Board Highway Revenue-
           Series B                               Aa1           AAA          07/01/18   5.250%      $2,625,783
--------------------------------------------------------------------------------------------------------------
Arkansas - 1.09%
    1,705 Little Rock Capital Improvement
           Revenue Parks & Recreation
           Projects-Series A                       NR            NR          01/01/18   5.700        1,781,316
--------------------------------------------------------------------------------------------------------------
California - 29.41%
    5,000 California State Department
           Water Resources Revenue-
           Series A                                A2           BBB+         05/01/16   5.875        5,703,200
--------------------------------------------------------------------------------------------------------------
    5,000 California State Economic
           Recovery General Obligation-
           Series A (FGIC Insured)                Aaa           AAA          07/01/14   5.250        5,684,200
--------------------------------------------------------------------------------------------------------------
    4,000 California State Economic
           Recovery General Obligation-
           Series A (MBIA Insured)                Aaa           AAA          07/01/12   5.000        4,458,720
--------------------------------------------------------------------------------------------------------------
    2,290 California State Variable Purpose
           General Obligation                      A3            A           04/01/11   5.000        2,517,580
--------------------------------------------------------------------------------------------------------------
    3,000 California Statewide
           Communities Development
           Authority Irvine Apartment
           Communities-Series A-3                 Baa2          BBB          05/15/25+  5.100        3,167,340
--------------------------------------------------------------------------------------------------------------
    1,750 California Statewide
           Communities Development
           Authority Revenue Kaiser
           Permanente-Series H                     NR            A           04/01/34+  2.625        1,744,628
--------------------------------------------------------------------------------------------------------------
    2,150 Fontana Redevelopment Agency
           Tax Allocation Jurupa Hills
           Redevelopment Project A                 NR            A-          10/01/17   5.500        2,292,394
--------------------------------------------------------------------------------------------------------------
    5,000 Los Angeles County Sanitation
           Funding Authority Revenue-
           Series A (FSA Insured)                 Aaa           AAA          10/01/18   5.000        5,402,350
--------------------------------------------------------------------------------------------------------------
    3,000 Los Angeles Water & Power
           Revenue Power Systems-
           Series A (MBIA Insured)                Aaa           AAA          07/01/16   5.000        3,272,760
--------------------------------------------------------------------------------------------------------------
    3,200 Los Angeles Water & Power
           Revenue Power Systems-
           Series A-A-1 (FSA Insured)             Aaa           AAA          07/01/21   5.250        3,464,288
--------------------------------------------------------------------------------------------------------------
    6,000 Los Angeles Water & Power
           Revenue Power Systems-
           Series A-A-1 (MBIA Insured)            Aaa           AAA          07/01/14   5.000        6,637,440
--------------------------------------------------------------------------------------------------------------
    3,500 Metropolitan Water District of
           Southern California
           Waterworks-Series A                    Aaa           AAA          03/01/18   5.250        3,811,990
--------------------------------------------------------------------------------------------------------------
                                                                                                    48,156,890
--------------------------------------------------------------------------------------------------------------
Colorado - 1.15%
    1,742 University of Colorado
           Participation Interests                 NR            A-          12/01/13   6.000        1,884,983
--------------------------------------------------------------------------------------------------------------

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                                                                             7

Investment Grade Municipal Income Fund Inc.

PORTFOLIO OF INVESTMENTS-SEPTEMBER 30, 2004

 PRINCIPAL                                       MOODY'S         S&P
  AMOUNT                                          RATING        RATING     MATURITY    INTEREST
   (000)                                       (UNAUDITED)   (UNAUDITED)     DATES      RATES        VALUE
--------------------------------------------------------------------------------------------------------------

Long-Term Municipal Bonds - (continued)
--------------------------------------------------------------------------------------------------------------
Florida - 10.57%
   $6,495 Broward County Parks & Land
           Preservation Project                   Aa1           AA+       01/01/22   5.000%      $6,869,112
--------------------------------------------------------------------------------------------------------------
    1,175 Gainesville Utilities Systems
           Revenue-Series A                       Aa2            AA       10/01/20   5.250        1,282,336
--------------------------------------------------------------------------------------------------------------
    2,000 Orlando Utilities Commission
           Water & Electric Revenue-
           Series A                               Aa1            AA       10/01/19   5.000        2,138,500
--------------------------------------------------------------------------------------------------------------
    6,425 Orlando Utilities Commission
           Water & Electric Revenue-
           Series C #                             Aa1            AA       10/01/18   5.250        7,020,983
--------------------------------------------------------------------------------------------------------------
                                                                                                 17,310,931
--------------------------------------------------------------------------------------------------------------
Illinois - 4.46%
    5,000 Chicago Parking District Parking
           Facility Revenue (Pre-refunded
           with U.S. Government
           Securities to 01/01/2010)             Baa1             A       01/01/14   6.250        5,794,550
--------------------------------------------------------------------------------------------------------------
    1,200 Illinois Educational Facilities
           Authority Revenue Augustana
           College-Series A                      Baa1            NR       10/01/22   5.625        1,257,024
--------------------------------------------------------------------------------------------------------------
      250 Metropolitan Pier & Exposition
           Authority                               A1            NR       06/15/27   6.500          252,963
--------------------------------------------------------------------------------------------------------------
                                                                                                  7,304,537
--------------------------------------------------------------------------------------------------------------
Indiana - 9.66%
    1,000 Clark Pleasant Community School
           Building Corp. First Mortgage
           (AMBAC Insured)                        Aaa           AAA       07/15/17   5.500        1,122,200
--------------------------------------------------------------------------------------------------------------
    3,305 Indiana Transportation Financing
           Authority Airport Facilities
           Lease Revenue-Series A                  A1            AA       11/01/12   5.500        3,429,004
--------------------------------------------------------------------------------------------------------------
    1,430 Indiana Transportation Financing
           Authority Airport Facilities
           Lease Revenue-Series A                  A1           AA-       11/01/16   6.250        1,434,833
--------------------------------------------------------------------------------------------------------------
    2,000 Indiana Transportation Financing
           Authority Airport Facilities
           Lease Revenue-Series A                  A1            AA       11/01/17   5.500        2,066,120
--------------------------------------------------------------------------------------------------------------
    3,400 Marion County Convention &
           Recreational Facilities Authority
           Excise Tax Revenue-Series A
           (MBIA Insured)                         Aaa           AAA       06/01/17   5.500        3,801,200
--------------------------------------------------------------------------------------------------------------
    1,865 Wayne Township Marion County
           School Building Corp.-
           First Mortgage                          NR            A+       01/15/15   5.250        1,951,909
--------------------------------------------------------------------------------------------------------------
    1,915 Wayne Township Marion County
           School Building Corp.-
           First Mortgage                          NR            A+       07/15/15   5.250        2,004,239
--------------------------------------------------------------------------------------------------------------
                                                                                                 15,809,505
--------------------------------------------------------------------------------------------------------------
Iowa - 3.21%
    4,880 Polk County-Series A #                  Aa1           AA+       06/01/19   5.000        5,259,566
--------------------------------------------------------------------------------------------------------------
Kentucky - 4.89%
    7,750 Boone County Pollution Control
           Revenue Dayton Power & Light
           Co.-Series A                           Baa3          BBB-      11/15/22   6.500        8,004,200
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Grade Municipal Income Fund Inc.

PORTFOLIO OF INVESTMENTS-SEPTEMBER 30, 2004

 PRINCIPAL                                       MOODY'S        S&P
  AMOUNT                                          RATING       RATING    MATURITY  INTEREST
   (000)                                       (UNAUDITED)  (UNAUDITED)    DATES     RATES         VALUE
--------------------------------------------------------------------------------------------------------------

Long-Term Municipal Bonds - (continued)
--------------------------------------------------------------------------------------------------------------
Louisiana - 2.18%
  $ 3,280 New Orleans Sewage Service
           Revenue                                Aaa           AAA       06/01/16   5.000%      $3,563,195
--------------------------------------------------------------------------------------------------------------
Massachusetts - 7.65%
    5,865 Massachusetts State Consolidated
           Loan-Series A                          Aa2           AA-       08/01/16   5.000        6,498,772
--------------------------------------------------------------------------------------------------------------
    2,000 Massachusetts State Water
           Pollution Abatement-Series A           Aaa           AAA       08/01/20   5.250        2,155,480
--------------------------------------------------------------------------------------------------------------
    1,305 University of Massachusetts
           Building Authority Revenue
           Refunding-Series 05-1
           (AMBAC Insured) (a)                    Aaa           AAA       05/01/12   5.000        1,423,833
--------------------------------------------------------------------------------------------------------------
    1,235 University of Massachusetts
           Building Authority Revenue
           Refunding-Series 05-1
           (AMBAC Insured) (a)                    Aaa           AAA       05/01/13   5.000        1,348,991
--------------------------------------------------------------------------------------------------------------
    1,000 University of Massachusetts
           Building Authority Revenue
           Refunding-Series 05-1
           (AMBAC Insured) (a)                    Aaa           AAA       05/01/14   5.000        1,091,100
--------------------------------------------------------------------------------------------------------------
                                                                                                 12,518,176
--------------------------------------------------------------------------------------------------------------
Michigan - 4.82%
    3,425 Michigan State Building Authority
           Revenue Program-Series III             Aa2            AA       10/15/16   5.375        3,853,776
--------------------------------------------------------------------------------------------------------------
    2,000 Michigan State Strategic Fund
           Limited Obligation
           Revenue-Ford Motor Co.
           Project-Series A                       Baa1          BBB-      02/01/06   7.100        2,115,680
--------------------------------------------------------------------------------------------------------------
    1,750 Michigan Municipal Bond
           Authority Clear Water Revenue          Aaa           AAA       10/01/19   5.250        1,928,325
--------------------------------------------------------------------------------------------------------------
                                                                                                  7,897,781
--------------------------------------------------------------------------------------------------------------
Minnesota - 0.93%
    1,500 Shakopee Health Care Facilities
           Saint Francis Regional Medical
           Center Revenue Refunding                NR           BBB       09/01/17   5.000        1,530,885
--------------------------------------------------------------------------------------------------------------
Nevada - 4.19%
    6,750 Clark County Pollution Control
           Revenue Nevada Power Co.
           Project-Series B (FGIC Insured)        Aaa           AAA       06/01/19   6.600        6,856,380
--------------------------------------------------------------------------------------------------------------
New Mexico - 0.68%
    1,000 University of New Mexico
           Revenues Sub Lien-Series A             Aa3            AA       06/01/16   5.250        1,109,670
--------------------------------------------------------------------------------------------------------------
New York - 19.05%
    4,030 Long Island Power Authority
           Electric Systems Revenue-
           Series C                              Baa1            A-       09/01/17   5.500        4,438,319
--------------------------------------------------------------------------------------------------------------
    1,765 Metropolitan Transportation
           Authority New York Dedicated
           Tax Fund-Series A (FSA Insured)        Aaa           AAA       11/15/24   5.250        1,878,878
--------------------------------------------------------------------------------------------------------------
    5,000 New York City General
           Obligation-Series G                     A2            A        08/01/09   5.000        5,451,550
--------------------------------------------------------------------------------------------------------------
    2,500 New York City General
           Obligation-Series G                     A2            A        08/01/13   5.000        2,736,025
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                             9

Investment Grade Municipal Income Fund Inc.

PORTFOLIO OF INVESTMENTS-SEPTEMBER 30, 2004

 PRINCIPAL                                    MOODY'S         S&P
  AMOUNT                                       RATING        RATING     MATURITY  INTEREST
   (000)                                    (UNAUDITED)   (UNAUDITED)     DATES     RATES         VALUE
----------------------------------------------------------------------------------------------------------

Long-Term Municipal Bonds - (continued)
----------------------------------------------------------------------------------------------------------
New York - (concluded)
----------------------------------------------------------------------------------------------------------
  $ 2,000 New York City Municipal Water
           Finance Authority Revenue-
           Water & Sewer Systems-
           Series D                              Aa2           AA+       06/15/17   5.250%      $2,182,320
----------------------------------------------------------------------------------------------------------
    1,625 Triborough Bridge & Tunnel
           Authority Revenue-Series B            Aa3           AA-       11/15/18   5.250        1,774,061
----------------------------------------------------------------------------------------------------------
    8,155 Triborough Bridge & Tunnel
           Authority Revenue-Series B #          Aa3           AA-       11/15/19   5.250        8,873,537
----------------------------------------------------------------------------------------------------------
    3,350 Triborough Bridge & Tunnel
           Authority Revenue-Series Y            Aa3           AAA       01/01/12   6.000        3,851,998
----------------------------------------------------------------------------------------------------------
                                                                                                31,186,688
----------------------------------------------------------------------------------------------------------
North Carolina - 7.02%
    5,000 North Carolina Eastern Municipal
           Power Agency-Series A
           (Escrowed to Maturity)                Baa2          BBB       01/01/11   5.500        5,463,000
----------------------------------------------------------------------------------------------------------
    2,000 North Carolina Eastern Municipal
           Power Agency-Series A
           (Escrowed to Maturity)                Baa2          BBB       01/01/12   5.500        2,191,080
----------------------------------------------------------------------------------------------------------
    3,065 North Carolina Eastern Municipal
           Power Agency-Series A
           (Escrowed to Maturity)                Baa2          AAA       01/01/21   6.400        3,847,617
----------------------------------------------------------------------------------------------------------
                                                                                                11,501,697
----------------------------------------------------------------------------------------------------------
Ohio - 6.60%
    2,185 Ohio State Higher Education-
           Series B                              Aa1           AA+       11/01/17   5.250        2,425,722
----------------------------------------------------------------------------------------------------------
    8,000 Ohio State Water Development
           Authority Water Quality
           Pollution Control                     Aaa           AAA       06/01/24   5.000        8,387,120
----------------------------------------------------------------------------------------------------------
                                                                                                10,812,842
----------------------------------------------------------------------------------------------------------
Oregon - 0.67%
    1,000 Portland Sewer Systems
           Revenue-Series A                      Aaa           AAA       06/01/18   5.250        1,098,440
----------------------------------------------------------------------------------------------------------
Pennsylvania - 5.01%
    5,000 Northumberland County
           Authority-Guaranteed Lease
           Revenue-Mountain View
           Manor Project                          NR            NR       10/01/20   7.000        5,140,600
----------------------------------------------------------------------------------------------------------
    3,000 Susquehanna Area Regional
           Airport Authority Airport
           Systems Revenue-Sub Series D          Baa2           NR       01/01/18   5.375        3,054,750
----------------------------------------------------------------------------------------------------------
                                                                                                 8,195,350
----------------------------------------------------------------------------------------------------------
Puerto Rico - 8.91%
    8,010 Puerto Rico Commonwealth
           Refunding-Public
           Improvement-Series C                  Baa1           A-       07/01/18   5.000        8,621,403
----------------------------------------------------------------------------------------------------------
    3,000 Puerto Rico Housing Finance
           Authority-Capital Funding
           Program (HUD Insured)                 Aa3            AA       12/01/18   5.000        3,204,480
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Grade Municipal Income Fund Inc.

PORTFOLIO OF INVESTMENTS-SEPTEMBER 30, 2004

 PRINCIPAL                                     MOODY'S        S&P
  AMOUNT                                       RATING        RATING      MATURITY  INTEREST
   (000)                                     (UNAUDITED)   (UNAUDITED)     DATES     RATES        VALUE
----------------------------------------------------------------------------------------------------------

Long-Term Municipal Bonds - (continued)
----------------------------------------------------------------------------------------------------------
Puerto Rico - (concluded)
  $ 2,425 Puerto Rico Public Buildings
           Authority Revenue-Guaranteed
           Government Facilities-Series D
           (Pre-refunded with U.S.
           Government Securities to
           07/01/2012 @ 100)                     Baa1            A-       07/01/13   5.375%      $2,766,610
----------------------------------------------------------------------------------------------------------
                                                                                                 14,592,493
----------------------------------------------------------------------------------------------------------
Rhode Island - 0.09%
      145 Rhode Island Housing &
           Mortgage Finance Corp.
           Homeownership
           Opportunity-Series 10-A                Aa2           AA+       04/01/27   6.500          145,171
----------------------------------------------------------------------------------------------------------
South Carolina - 0.66%
    1,000 Greenville Waterworks Revenue           Aa1           AAA       02/01/20   5.250        1,087,810
----------------------------------------------------------------------------------------------------------
South Dakota - 2.95%
    3,441 Lower Brule Sioux Tribe++                NR            NR       08/15/15   6.000        3,471,762
----------------------------------------------------------------------------------------------------------
    1,323 Standing Rock South Dakota New
           Public Housing++                        NR            NR       08/07/13   6.000        1,356,579
----------------------------------------------------------------------------------------------------------
                                                                                                  4,828,341
----------------------------------------------------------------------------------------------------------
Tennessee - 1.64%
    2,500 Memphis-Shelby County Airport
           Authority Special Facilities
           Revenue-Federal Express Corp.         Baa2           BBB       09/01/09   5.000        2,678,550
----------------------------------------------------------------------------------------------------------
Texas - 16.49%
    2,475 Alvin Independent School District
           School House-Series A                  Aaa           AAA       02/15/17   5.375        2,755,838
----------------------------------------------------------------------------------------------------------
    4,000 Coastal Bend Health Facilities
           Development-Incarnate Word
           Health System (Escrowed to
           Maturity) (AMBAC Insured)              Aaa           AAA       01/01/17   6.300        4,690,000
----------------------------------------------------------------------------------------------------------
    1,335 Eagle Mountain & Saginaw
           Independent School District
           Unlimited Tax-School Building          Aaa           AAA       08/15/14   5.375        1,499,085
----------------------------------------------------------------------------------------------------------
    2,825 Fort Worth Water & Sewer
           Revenue                                Aa2            AA       02/15/16   5.625        3,198,380
----------------------------------------------------------------------------------------------------------
    7,051 Harris County Texas Lease|P^             NR            NR       05/01/20   6.750        6,864,493
----------------------------------------------------------------------------------------------------------
    3,007 Houston Community College
           System Certificates of
           Participation++                         NR            NR       06/15/25   7.875        3,136,551
----------------------------------------------------------------------------------------------------------
    1,485 Lower Colorado River Authority
           Transmission Contract Revenue          Aaa           AAA       05/15/20   5.250        1,608,938
----------------------------------------------------------------------------------------------------------
    3,000 San Antonio Electric & Gas
           Revenue                                Aa1           AA+       02/01/20   5.375        3,247,950
----------------------------------------------------------------------------------------------------------
                                                                                                 27,001,235
----------------------------------------------------------------------------------------------------------
Washington - 4.63%
    1,920 Metropolitan Park District Tacoma
           (AMBAC Insured)                        Aaa           AAA       12/01/14   6.000        2,235,014
----------------------------------------------------------------------------------------------------------
    1,115 Metropolitan Park District Tacoma
           (AMBAC Insured)                        Aaa           AAA       12/01/16   6.000        1,297,247
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           11

Investment Grade Municipal Income Fund Inc.

PORTFOLIO OF INVESTMENTS-SEPTEMBER 30, 2004

PRINCIPAL                                              MOODY'S       S&P
 AMOUNT                                                RATING       RATING      MATURITY  INTEREST
 (000)                                              (UNAUDITED)   (UNAUDITED)    DATES      RATES        VALUE
-------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Bonds - (concluded)
-------------------------------------------------------------------------------------------------------------------
Washington - (concluded)
$  3,555        Washington State Public Power
                 Supply Systems Nuclear Project
                 No. 1-Series B                           Aaa         AA-       07/01/09    7.250%      $4,056,468
-------------------------------------------------------------------------------------------------------------------
                                                                                                         7,588,729
-------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Bonds (cost-$253,260,708)                                                    262,331,144
-------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Notes - 6.37%
-------------------------------------------------------------------------------------------------------------------
Michigan - 1.95%
    3,200       University of Michigan Revenues
                 Refunding-Medical Service
                 Plan-Series A-1                       VMIG-1         A1+       10/01/04    1.720*       3,200,000
-------------------------------------------------------------------------------------------------------------------
Missouri - 0.31%
      500       Missouri State Health &
                 Educational Facilities Authority
                 Educational Facilities Revenue-
                 Washington University-Series B        VMIG-1         A1+       10/01/04    1.700*         500,000
-------------------------------------------------------------------------------------------------------------------
Oklahoma - 0.02%
       25       Tulsa County Industrial Authority
                 Revenue First Mortgage-
                 Series A                                  NR         A1+       10/01/04    1.740*          25,000
-------------------------------------------------------------------------------------------------------------------
Texas - 1.40%
    2,200       Harris County Health Facilities
                 Development Corp. Revenue-
                 Methodist Hospital                        NR         A1+       10/01/04    1.720*       2,200,000
-------------------------------------------------------------------------------------------------------------------
      100       North Central Health Facility
                 Development Corp. Revenue-
                 Methodist Hospitals Dallas-
                 Series B (MBIA Insured)                  Aaa         A1+       10/01/04    1.740*         100,000
-------------------------------------------------------------------------------------------------------------------
                                                                                                         2,300,000
-------------------------------------------------------------------------------------------------------------------
Virginia - 2.69%
    4,400       Loudoun County Industrial
                 Development Authority
                 Revenue-Howard Hughes
                 Medical Institute-Series C            VMIG-1         A1+       10/01/04    1.800*       4,400,000
-------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Notes (cost-$10,425,000)                                                     10,425,000
-------------------------------------------------------------------------------------------------------------------
Total Investments (cost-$263,685,708)-166.58%                                                          272,756,144
-------------------------------------------------------------------------------------------------------------------
Other assets in excess of liabilities-0.60%                                                                980,880
-------------------------------------------------------------------------------------------------------------------
Liquidation value of auction preferred shares-(67.18)%                                                (110,000,000)
-------------------------------------------------------------------------------------------------------------------
Net Assets applicable to common shareholders-100.00%                                                  $163,737,024
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Grade Municipal Income Fund Inc.

PORTFOLIO OF INVESTMENTS-SEPTEMBER 30, 2004

+    The maturity date reflects the mandatory date bond will be put back to issuer.

++   Illiquid securities representing 9.06% of net assets.

*    Variable rate demand note is payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of September 30, 2004.

#    Entire or partial amount pledged as collateral for future transactions.

(a)  Security purchased on a when-issued basis. When issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

NR    -  Not Rated

AMBAC -  American Municipal Bond Assurance Corporation

FGIC  -  Financial Guaranty Insurance Company

FSA   -  Financial Security Assurance

HUD   -  Housing and Urban Development

MBIA  -  Municipal Bond Investors Assurance

 NUMBER OF                                  IN            EXPIRATION       UNREALIZED
 CONTRACTS     CONTRACT TO RECEIVE     EXCHANGE FOR          DATE         DEPRECIATION
--------------------------------------------------------------------------------------

 Futures Contracts
    100        U.S. Treasury Note
                10 Year Futures       $11,262,500      December 2004       $ (61,325)
--------------------------------------------------------------------------------------

                 See accompanying notes to financial statements
--------------------------------------------------------------------------------
                                                                           13

Investment Grade Municipal Income Fund Inc.

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 2004

Assets:
Investments in securities, at value (cost-$263,685,708)                    $272,756,144
---------------------------------------------------------------------------------------
Cash                                                                          2,092,579
---------------------------------------------------------------------------------------
Interest receivable                                                           4,102,107
---------------------------------------------------------------------------------------
Receivable for investments sold                                                 109,415
---------------------------------------------------------------------------------------
Receivable for variation margin                                                  15,623
---------------------------------------------------------------------------------------
Other assets                                                                     15,255
---------------------------------------------------------------------------------------
Total assets                                                                279,091,123
---------------------------------------------------------------------------------------
Liabilities:
---------------------------------------------------------------------------------------
Payable for investments purchased                                             5,149,899
---------------------------------------------------------------------------------------
Payable to investment advisor and administrator                                 156,973
---------------------------------------------------------------------------------------
Dividends payable to auction preferred shareholders                               6,250
---------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                           40,977
---------------------------------------------------------------------------------------
Total liabilities                                                             5,354,099
---------------------------------------------------------------------------------------
Auction Preferred Shares Series A, B and C-2,200 non-participating shares authorized, issued and outstanding; $0.001 par value;
  $50,000 liquidation value per share                                       110,000,000
---------------------------------------------------------------------------------------
Net assets applicable to common shareholders                               $163,737,024
---------------------------------------------------------------------------------------
Net assets applicable to common shareholders:

Common Stock-$0.001 par value; 199,998,400 shares authorized;
  10,356,667 shares issued and outstanding                                  153,239,012
---------------------------------------------------------------------------------------
Undistributed net investment income                                             211,405
---------------------------------------------------------------------------------------
Accumulated net realized gain from investment activities and futures          1,277,496
---------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures                        9,009,111
---------------------------------------------------------------------------------------
Net assets applicable to common shareholders                               $163,737,024
---------------------------------------------------------------------------------------
Net asset value per common share ($163,737,024 applicable to
  10,356,667 common shares outstanding)                                          $15.81
---------------------------------------------------------------------------------------

                 See accompanying notes to financial statements
--------------------------------------------------------------------------------

Investment Grade Municipal Income Fund Inc.

STATEMENT OF OPERATIONS

                                                                        For the Year
                                                                            Ended
                                                                     September 30, 2004
---------------------------------------------------------------------------------------

Investment income:
Interest                                                                   $ 12,142,124
---------------------------------------------------------------------------------------
Expenses:
Investment advisory and administration fees                                   2,399,549
---------------------------------------------------------------------------------------
Auction Preferred Shares expenses                                               302,594
---------------------------------------------------------------------------------------
Custody and accounting                                                          159,970
---------------------------------------------------------------------------------------
Professional fees                                                                47,278
---------------------------------------------------------------------------------------
Reports and notices to shareholders                                              33,764
---------------------------------------------------------------------------------------
Transfer agency fees                                                             12,491
---------------------------------------------------------------------------------------
Directors' fees                                                                  12,283
---------------------------------------------------------------------------------------
Other expenses                                                                   65,579
---------------------------------------------------------------------------------------
                                                                              3,033,508
---------------------------------------------------------------------------------------
Less: Fee waivers from investment advisor and administrator                    (533,233)
---------------------------------------------------------------------------------------
Net expenses                                                                  2,500,275
---------------------------------------------------------------------------------------
Net investment income                                                         9,641,849
---------------------------------------------------------------------------------------
Realized and unrealized gains (losses) from investment activities:
  Net realized gains from:
---------------------------------------------------------------------------------------
   Investments                                                                1,713,606
---------------------------------------------------------------------------------------
   Futures                                                                      176,070
---------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation of:
---------------------------------------------------------------------------------------
   Investments                                                                 (255,367)
---------------------------------------------------------------------------------------
   Futures                                                                      (61,325)
---------------------------------------------------------------------------------------
Net realized and unrealized gain from investment activities                   1,572,984
---------------------------------------------------------------------------------------
Dividends and distributions to auction preferred shareholders from:
  Net investment income                                                        (863,818)
---------------------------------------------------------------------------------------
  Net realized gain from investment activities                                 (318,688)
---------------------------------------------------------------------------------------
Total dividends and distributions to auction preferred shareholders          (1,182,506)
---------------------------------------------------------------------------------------
Net increase in net assets applicable to common shareholders resulting
  from operations                                                           $10,032,327
---------------------------------------------------------------------------------------

                 See accompanying notes to financial statements
--------------------------------------------------------------------------------
                                                                           15

Investment Grade Municipal Income Fund Inc.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS

                                                                     For the Years Ended
                                                                        September 30,
                                                              -------------------------------
                                                                    2004              2003
---------------------------------------------------------------------------------------------

From operations:
Net investment income                                           $9,641,849        $9,881,410
---------------------------------------------------------------------------------------------
Net realized gains from investment activities and futures        1,889,676         4,823,139
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of
  investments and futures                                         (316,692)       (3,488,907)
---------------------------------------------------------------------------------------------
Common share equivalent of dividends and
  distributions to auction preferred
  shareholders from:
Net investment income                                             (863,818)         (946,455)
---------------------------------------------------------------------------------------------
Net realized gains from investment activities                     (318,688)                -
---------------------------------------------------------------------------------------------
Total dividends and distributions paid to auction
  preferred shareholders                                        (1,182,506)         (946,455)
---------------------------------------------------------------------------------------------
Net increase in net assets applicable to common
  shareholders resulting from operations                        10,032,327        10,269,187
---------------------------------------------------------------------------------------------
Dividends and distributions to common
  shareholders from:
Net investment income                                           (9,631,721)       (9,942,400)
---------------------------------------------------------------------------------------------
Net realized gains from investment activities                   (5,116,194)       (1,893,199)
---------------------------------------------------------------------------------------------
Total dividends and distributions to common
  shareholders                                                 (14,747,915)      (11,835,599)
---------------------------------------------------------------------------------------------
Auction Preferred Shares offering expenses                        (435,135)                -
---------------------------------------------------------------------------------------------
Net decrease in net assets applicable to common
  shareholders                                                  (5,150,723)       (1,566,412)
---------------------------------------------------------------------------------------------
Net assets applicable to common shareholders:
Beginning of year                                              168,887,747       170,454,159
---------------------------------------------------------------------------------------------
End of year                                                   $163,737,024      $168,887,747
---------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                   $211,405        $1,065,095
---------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements
--------------------------------------------------------------------------------

Investment Grade Municipal Income Fund Inc.

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Investment Grade Municipal Income Fund Inc. (the "Fund") was incorporated in
Maryland on August 6, 1992, and is registered with the Securities and Exchange
Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--The Fund calculates net asset values based on the current market value for its portfolio's securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's Board of
Directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Securities traded in the over-the-counter ("OTC") market are valued at the last bid price available on the valuation date prior to valuation.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

--------------------------------------------------------------------------------
                                                                           17

Investment Grade Municipal Income Fund Inc.

NOTES TO FINANCIAL STATEMENTS

FUTURES CONTRACTS--Upon entering into a financial futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through which the transaction was effected, an amount of cash and/or municipal obligations equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin" are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a segregated account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion.

DIVIDENDS AND DISTRIBUTIONS--The Fund intends to pay monthly dividends to common shareholders at a level rate that over time will result in the distribution of all of the Fund's net investment income remaining after the payment of dividends on any outstanding auction preferred shares. The dividend rate on the common stock is adjusted as necessary to reflect the earnings rate of the Fund.
Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends to auction preferred shareholders are accrued daily. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those

--------------------------------------------------------------------------------

Investment Grade Municipal Income Fund Inc.

NOTES TO FINANCIAL STATEMENTS

states to pay interest on, or repay principal of, municipal obligations held by the Fund.

INVESTMENT ADVISOR AND ADMINISTRATOR

The Board has approved an investment advisory and administration contract
("Advisory Contract") with UBS Global Asset Management (US) Inc. ("UBS Global
AM"), under which UBS Global AM serves as investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets applicable to holders of common and Auction Preferred
Shares. UBS Global AM has agreed to waive 0.20% of the advisory and administration fee, so that the Fund's effective fee is 0.70% of average weekly net assets applicable to holders of common and Auction Preferred Shares. This waiver will continue indefinitely unless the Board agrees to any change. At
September 30, 2004, the Fund owed UBS Global AM $156,973, which is $201,825 investment advisory and administration fees less fees waived of $44,852. For the year ended September 30, 2004, UBS Global AM waived $533,233 in investment advisory and administration fees from the Fund.

AUCTION PREFERRED SHARES

The Fund has issued 800 shares of Auction Preferred Shares Series A, 800 shares of Auction Preferred Shares Series B, and 600 shares of Auction Preferred
Shares Series C, which are referred to herein collectively as the "APS."
(Auction Preferred Shares Series C were issued on December 22, 2003). All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

Dividends, which are cumulative, are generally reset every 7 days for each
Series of APS. Dividend rates ranged from 0.750% to 2.050% for the year ended
September 30, 2004.

The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the
APS will vote separately as a class on certain matters, as required by law. The holders of the APS

--------------------------------------------------------------------------------
                                                                           19

Investment Grade Municipal Income Fund Inc.

NOTES TO FINANCIAL STATEMENTS

have the right to elect two directors of the Fund.

The redemption of the Fund's APS is outside of the control of the Fund because it is redeemable upon the occurrence of an event that is not solely within the control of the Fund.

Offering expenses of $435,135 were charged to paid-in-capital of the Fund in connection with the offering of APS during the year ended September 30, 2004.

PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2004, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $148,190,358 and
$115,591,941, respectively.

FEDERAL TAX STATUS

The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal
Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended September
30, 2004 and September 30, 2003 were as follows:

DISTRIBUTIONS PAID FROM:            2004             2003
------------------------------------------------------------

Tax-exempt income               $10,491,297      $10,662,658
------------------------------------------------------------
Ordinary income                       4,242           22,485
------------------------------------------------------------
Net long-term capital gains       5,434,882        2,096,911
------------------------------------------------------------
Total distributions paid        $15,930,421      $12,782,054
------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Grade Municipal Income Fund Inc.

NOTES TO FINANCIAL STATEMENTS

At September 30, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax exempt income                   $217,655
----------------------------------------------------------
Undistributed ordinary income                       19,083
----------------------------------------------------------
Undistributed long-term capital gains            1,197,088
----------------------------------------------------------
Net unrealized appreciation of investments       9,070,436
----------------------------------------------------------
Total accumulated earnings                     $10,504,262
----------------------------------------------------------

For federal income tax purposes, the tax cost of investments and the components of net unrealized appreciation of investments at September 30, 2004 were as follows:

Tax cost of investments          $263,685,708
---------------------------------------------
Gross unrealized appreciation       9,481,886
---------------------------------------------
Gross unrealized depreciation        (411,450)
---------------------------------------------
Net unrealized appreciation        $9,070,436
---------------------------------------------

--------------------------------------------------------------------------------
                                                                           21

Investment Grade Municipal Income Fund Inc.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each year is presented below:

------------------------------------------------------------------------------------------------------------------------------------
                                                                              FOR THE YEARS ENDED SEPTEMBER 30,
------------------------------------------------------------------------------------------------------------------------------------
                                                           2004            2003            2002            2001            2000
                                                      ------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR                        $16.31          $16.46          $16.15          $15.91          $16.09
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       0.93            0.95            1.11            1.17            1.18
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from
  investment activities                                     0.14            0.13            0.29            0.46           (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Common share equivalent of dividends and
  distributions paid to auction preferred
  shareholders from:

 Net investment income                                     (0.08)          (0.07)          (0.12)          (0.23)          (0.31)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized gains from investment activities             (0.03)          (0.02)          (0.01)          (0.07)          (0.00)(1)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions paid to
  auction preferred shareholders                           (0.11)          (0.09)          (0.13)          (0.30)          (0.31)
------------------------------------------------------------------------------------------------------------------------------------
Net increase from operations                                0.96            0.99            1.27            1.33            0.74
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions paid to common
  shareholders from:

 Net investment income                                     (0.93)          (0.96)          (0.93)          (0.90)          (0.90)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized gains from investment activities             (0.49)          (0.18)          (0.03)          (0.19)          (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to
  common shareholders                                      (1.42)          (1.14)          (0.96)          (1.09)          (0.92)
------------------------------------------------------------------------------------------------------------------------------------
Auction Preferred Shares offering expenses                 (0.04)           --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $15.81          $16.31          $16.46          $16.15          $15.91
------------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF YEAR                                 $14.25          $14.86          $15.60          $15.39          $13.75
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (2)                                 5.57%           2.76%           7.96%          20.59%           5.90%
------------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS ATTRIBUTABLE
  TO COMMON SHARES:

Total expenses, net of fee waivers by advisor               1.53%           1.45%           1.48%           1.49%           1.52%
------------------------------------------------------------------------------------------------------------------------------------
Total expenses, before fee waivers by advisor               1.86%           1.66%           1.67%           1.68%           1.71%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income before Auction
  Preferred Shares dividends                                5.91%           5.89%           6.89%           7.30%           7.48%
------------------------------------------------------------------------------------------------------------------------------------
Auction Preferred Shares dividends from
  net investment income                                     0.53%           0.44%           0.73%           1.42%           1.99%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income available to common
  shareholders, net of fee waivers by advisor               5.38%           5.45%           6.16%           5.88%           5.49%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income available to common
  shareholders, before fee waivers by advisor               5.05%           5.24%           5.97%           5.69%           5.30%
------------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:

Net assets applicable to common shareholders,
  end of year (000's)                                   $163,737        $168,888        $170,454        $167,295        $164,769
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                            45%             51%             21%              8%             14%
------------------------------------------------------------------------------------------------------------------------------------
Asset coverage per share of Auction Preferred
  Shares, end of year                                   $124,426        $155,555        $156,534        $154,559        $152,980
------------------------------------------------------------------------------------------------------------------------------------

(1)   Distribution equal to $0.0042 per share.

(2)   Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund's
      Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

--------------------------------------------------------------------------------

Investment Grade Municipal Income Fund Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Investment Grade Municipal Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of
Investment Grade Municipal Income Fund Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2000, was audited by other auditors whose report dated November 22, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of
September 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Investment Grade Municipal Income Fund Inc. at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

New York, New York
November 2, 2004

--------------------------------------------------------------------------------
                                                                           23

Investment Grade Municipal Income Fund Inc.

GENERAL INFORMATION (UNAUDITED)

THE FUND

Investment Grade Municipal Income Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York
Stock Exchange ("NYSE"). The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund's investment advisor and administrator is
UBS Global Asset Management (US) Inc. ("UBS Global AM"), an indirect wholly owned asset management subsidiary of UBS AG, which had over $49.5 billion in assets under management as of September 30, 2004.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "PPM." Comparative net asset value and market price information about the Fund is published weekly in The Wall Street
Journal, The New York Times and Barron's, as well as in numerous other publications.

PROXY VOTING POLICIES AND PROCEDURES AND RECORD

You may obtain a description of the Fund's proxy voting policies and procedures, and its proxy voting record without charge, upon request by contacting the Fund directly at 1-800-647-1568, online on the Fund's Web site:
www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's website (http://www.sec.gov).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Fund will file its complete schedule of portfolio holdings with the
Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the
operation of the SEC's Public Reference Room may be obtained by calling
1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647-1568.

DIVIDEND REINVESTMENT PLAN

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan")
under which all common shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested

--------------------------------------------------------------------------------

Investment Grade Municipal Income Fund Inc.

GENERAL INFORMATION (UNAUDITED)

DIVIDEND REINVESTMENT PLAN (CONTINUED)

in additional shares of common stock, unless such common shareholders elect to receive cash. Common shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A common shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and common shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on the share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a common shareholder to take all subsequent distributions in cash.
An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The
Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan

--------------------------------------------------------------------------------
                                                                           25

Investment Grade Municipal Income Fund Inc.

GENERAL INFORMATION (UNAUDITED)

DIVIDEND REINVESTMENT PLAN (CONCLUDED)

participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For
further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

--------------------------------------------------------------------------------

                 (This page has been left blank intentionally)

--------------------------------------------------------------------------------
                                                                           27

Investment Grade Municipal Income Fund Inc.

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF DIRECTORS & OFFICERS

The Fund is governed by a Board of Directors which oversees the Fund's operations. Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board. The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director and Officer of the Fund, the Director's or Officer's principal occupations during the last five years, the number of funds in the UBS Fund complex overseen by the Director or for which a person served as an Officer, and other directorships held by the Director.

INTERESTED DIRECTOR

                                                Term of
                              Position(s)      Office and
      Name, Address,           Held with       Length of               Principal Occupation(s)
          and Age                 Fund        Time Served                During Past 5 Years
--------------------------------------------------------------------------------------------------------

Margo N. Alexander+; 57        Director     Since 1996       Mrs. Alexander is retired. She was an
c/o UBS Global Asset                                         executive vice president of UBS Financial
Management                                                   Services Inc. (from March 1984 to
51 West 52nd Street                                          December 2002). She was chief executive
New York, NY 10019                                           officer (from January 1995 to
                                                             October 2000), a director (from
                                                             January 1995 to September 2001) and
                                                             chairman (from March 1999 to
                                                             September 2001) of UBS Global AM
                                                             (formerly known as Mitchell Hutchins Asset
                                                             Management Inc.).

--------------------------------------------------------------------------------

Investment Grade Municipal Income Fund Inc.

SUPPLEMENTAL INFORMATION (UNAUDITED)

                     Number of
             Portfolios in Fund Complex              Other Directorships
                Overseen by Director                  Held by Director
------------------------------------------------------------------------

Mrs. Alexander is a director or trustee of 16            None
investment companies (consisting of 33 portfolios)
for which UBS Global AM or one of its affiliates
serves as investment advisor, sub-advisor or
manager.

--------------------------------------------------------------------------------
                                                                           29

Investment Grade Municipal Income Fund Inc.

SUPPLEMENTAL INFORMATION (UNAUDITED)

INDEPENDENT DIRECTORS

                                                      Term of
                                  Position(s)        Office and
       Name, Address,              Held with         Length of                 Principal Occupation(s)
           and Age                    Fund          Time Served                  During Past 5 Years
-----------------------------------------------------------------------------------------------------------------

Richard Q. Armstrong; 69       Director and        Since 1996      Mr. Armstrong is chairman and principal of
c/o Willkie Farr &             Chairman                            R.Q.A. Enterprises (management consulting
Gallagher LLP                  of the Board of                     firm) (since April 1991 and principal
787 Seventh Avenue             Directors                           occupation since March 1995).
New York, NY 10019-6099

David J. Beaubien; 70          Director            Since 2001      Mr. Beaubien is retired (since 2003). He was
84 Doane Road                                                      chairman of Yankee Environmental
Ware, MA 01082                                                     Systems, Inc., a manufacturer of
                                                                   meteorological measuring systems (since
                                                                   1991).

Richard R. Burt; 57            Director            Since 1996      Mr. Burt is chairman of Diligence LLC
1275 Pennsylvania Avenue,                                          (international information and security firm)
N.W.                                                               and IEP Advisors (international investments
Washington, D.C. 20004                                             and consulting firm).

Meyer Feldberg; 62             Director            Since 1992      Professor Feldberg is Dean Emeritus and
Columbia Business School                                           Sanford Bernstein Professor of Leadership
33 West 60th Street                                                and Ethics at Columbia Business School.
7th Floor                                                          Prior to July 2004, he was Dean and
New York, NY 10023-7905                                            Professor of Management of the Graduate
                                                                   School of Business at Columbia University
                                                                   (since 1989).

Carl W. Schafer; 68            Director            Since 1996      Mr. Schafer is president of the Atlantic
66 Witherspoon Street                                              Foundation (charitable foundation) (since
#1100                                                              1990).
Princeton, NJ 08542

William D. White; 70           Director            Since 2001      Mr. White is retired (since 1994).
P.O. Box 199
Upper Black Eddy, PA 18972

--------------------------------------------------------------------------------

Investment Grade Municipal Income Fund Inc.

SUPPLEMENTAL INFORMATION (UNAUDITED)

                       Number of
               Portfolios in Fund Complex                                      Other Directorships
                  Overseen by Director                                           Held by Director
-------------------------------------------------------------------------------------------------------------------------

Mr. Armstrong is a director or trustee of 16            None
investment companies (consisting of 33 portfolios)
for which UBS Global AM or one of its affiliates
serves as investment advisor, sub-advisor or
manager.

Mr. Beaubien is a director or trustee of 16             Mr. Beaubien is also a director of IEC Electronics, Inc., a
investment companies (consisting of 33 portfolios)      manufacturer of electronic assemblies.
for which UBS Global AM or one of its affiliates
serves as investment advisor, sub-advisor or
manager.

Mr. Burt is a director or trustee of 16 investment      Mr. Burt is also a director of Hollinger International Inc.
companies (consisting of 33 portfolios) for which       (publishing), HCL Technologies, Ltd., (software and
UBS Global AM or one of its affiliates serves as        information technologies), The Central European Fund, Inc.,
investment advisor, sub-advisor or manager.             The Germany Fund, Inc., IGT, Inc. (provides technology to
                                                        gaming and wagering industry) and chairman of Weirton
                                                        Steel Corp. (makes and finishes steel products). He is also a director or trustee of funds in the Scudder Mutual Funds
                                                        Family (consisting of 47 portfolios).

Professor Feldberg is a director or trustee of 30       Professor Feldberg is also a director of Primedia Inc.
investment companies (consisting of 47 portfolios)      (publishing), Federated Department Stores, Inc. (operator of
for which UBS Global AM or one of its affiliates        department stores), Revlon, Inc. (cosmetics), Select Medical
serves as investment advisor, sub-advisor or            Inc. (healthcare services) and SAPPI, Ltd. (producer of paper).
manager.

Mr. Schafer is a director or trustee of 16 investment   Mr. Schafer is also a director of Labor Ready, Inc. (temporary
companies (consisting of 33 portfolios) for which       employment). Guardian Life Insurance Company Mutual
UBS Global AM or one of its affiliates serves as        Funds (consisting of 25 portfolios), the Harding, Loevner
investment advisor, sub-advisor or manager.             Funds (consisting of three portfolios), E.I.I. Realty Securities
                                                        Trust (consisting of two portfolios) and Frontier Oil
                                                        Corporation.

Mr. White is a director or trustee of 16 investment     None
companies (consisting of 33 portfolios) for which
UBS Global AM or one of its affiliates serves as
investment advisor, sub-advisor or manager.

--------------------------------------------------------------------------------
                                                                           31

Investment Grade Municipal Income Fund Inc.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS

                                                        Term of                     Principal Occupation(s)
                                  Position(s)         Office and                     During Past 5 Years;
       Name, Address,              Held With           Length of             Number of Portfolios in Fund Complex
           and Age                   Fund             Time Served             For Which Person Serves as Officer
-----------------------------------------------------------------------------------------------------------------------

W. Douglas Beck*; 37           Vice President     Since 2003           Mr. Beck is an executive director and head
                                                                       of mutual fund product management of
                                                                       UBS Global AM (since 2002). From March
                                                                       1998 to November 2002, he held various
                                                                       positions at Merrill Lynch, the most recent
                                                                       being first vice president and co-manager
                                                                       of the managed solutions group. Mr. Beck is
                                                                       vice president of 20 investment companies
                                                                       (consisting of 75 portfolios) for which UBS
                                                                       Global AM or one of its affiliates serves as
                                                                       investment advisor, sub-advisor or manager.

James Capezzuto*; 40           Vice President     Since 2004           Mr. Capezzuto is director and assistant
                               and Assistant                           general counsel at UBS Global AM (since
                               Secretary                               2004). Prior to joining UBS Global AM he
                                                                       was senior vice president, senior
                                                                       compliance manager at Bank of America
                                                                       (from 2003-2004) prior to that he was
                                                                       general counsel at Steinberg Priest & Sloane
                                                                       and prior to that he was director and senior
                                                                       counsel at Deutsche Asset Management
                                                                       (from 1996 - 2002.) Mr. Capezzuto is a vice
                                                                       president and assistant secretary of 20
                                                                       investment companies (consisting of 75
                                                                       portfolios) for which UBS Global AM or one
                                                                       of its affiliates serves as investment advisor,
                                                                       sub-advisor or manager.

Thomas Disbrow*; 38            Vice President     Since 2000           Mr. Disbrow is a director and co-head of the
                               and Treasurer      (Vice President)     mutual fund finance department of UBS
                                                  since 2004           Global AM. Prior to November 1999, he
                                                  (Treasurer)          was a vice president of Zweig/Glaser
                                                                       Advisers. Mr. Disbrow is a vice president
                                                                       and treasurer of 16 investment companies
                                                                       (consisting of 33 portfolios) and assistant
                                                                       treasurer of four investment companies
                                                                       (consisting of 42 portfolios) for which UBS
                                                                       Global AM or one of its affiliates serves as
                                                                       investment advisor, sub-advisor or manager.

Elbridge T. Gerry III*; 47     Vice President     Since 1996           Mr. Gerry is a managing director-municipal
                                                                       fixed income of UBS Global AM. Mr. Gerry
                                                                       is a vice president of six investment
                                                                       companies (consisting of 10 portfolios) for
                                                                       which UBS Global AM or one of its affiliates
                                                                       serves as investment advisor, sub-advisor or
                                                                       manager.

--------------------------------------------------------------------------------

Investment Grade Municipal Income Fund Inc.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                                                  Term of                   Principal Occupation(s)
                               Position(s)       Office and                  During Past 5 Years;
      Name, Address,            Held With        Length of           Number of Portfolios in Fund Complex
         and Age                  Fund          Time Served           For Which Person Serves as Officer
---------------------------------------------------------------------------------------------------------------

Mark F. Kemper**; 46        Vice President     Since 2004      Mr. Kemper is general counsel of UBS
                            and Secretary                      Global Asset Management-Americas
                                                               region (since July 2004). Mr. Kemper also is
                                                               an executive director of UBS Global Asset
                                                               Management (Americas) Inc. ("UBS Global
                                                               AM (Americas)") and was its deputy general
                                                               counsel from July 2001 to July 2004. He has
                                                               been secretary of UBS Global AM
                                                               (Americas) since 1999 and assistant
                                                               secretary of UBS Global Asset Management
                                                               Trust Company since 1993. Mr. Kemper is
                                                               secretary of UBS Global AM (since 2004).
                                                               Mr. Kemper is vice president and secretary
                                                               of 20 investment companies (consisting of
                                                               75 portfolios) for which UBS Global AM
                                                               (Americas) or one of its affiliates serves as
                                                               investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 36     Vice President     Since 2004      Ms. Kilkeary is an associate director and a
                            and Assistant                      senior manager of the mutual fund finance
                            Treasurer                          department of UBS Global AM. Ms. Kilkeary
                                                               is a vice president and assistant treasurer of
                                                               16 investment companies (consisting of 33
                                                               portfolios) for which UBS Global AM or one
                                                               of its affiliates serves as investment advisor,
                                                               sub-advisor or manager.

Joseph T. Malone*; 36       Vice President     Since 2004      Mr. Malone is a director and co-head of the
                            and Assistant                      mutual fund finance department of UBS
                            Treasurer                          Global AM. From August 2000 through
                                                               June 2001, he was the controller at AEA
                                                               Investors Inc. From March 1998 to August
                                                               2000, Mr. Malone was a manager within
                                                               investment management services of
                                                               PricewaterhouseCoopers LLC. Mr. Malone
                                                               is vice president and assistant treasurer of
                                                               16 investment companies (consisting of 33
                                                               portfolios) and vice president, treasurer and
                                                               principal accounting officer of four
                                                               investment companies (consisting of 42
                                                               portfolios) for which UBS Global AM or one
                                                               of its affiliates serves as investment advisor,
                                                               sub-advisor or manager.

--------------------------------------------------------------------------------
                                                                           33

Investment Grade Municipal Income Fund Inc.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONCLUDED)

                                                Term of                   Principal Occupation(s)
                             Position(s)       Office and                  During Past 5 Years;
     Name, Address,           Held With        Length of           Number of Portfolios in Fund Complex
        and Age                 Fund          Time Served           For Which Person Serves as Officer
-------------------------------------------------------------------------------------------------------------

Joseph McGill*; 42        Vice President     Since 2004      Mr. McGill is executive director and chief
                          and Chief                          compliance officer at UBS Global AM (since
                          Compliance                         2003). Prior to joining UBS Global AM he
                          Officer                            was Assistant General Counsel, J.P. Morgan
                                                             Investment Management (from
                                                             1999-2003). Mr. McGill is a vice president
                                                             and chief compliance officer of 20
                                                             investment companies (consisting of 75
                                                             portfolios) for which UBS Global AM or one
                                                             of its affiliates serves as investment advisor,
                                                             sub-advisor or manager.

Joseph A. Varnas*; 36     President          Since 2003      Mr. Varnas is a managing director (since
                                                             March 2003), global head of information
                                                             technology and operations (since March
                                                             2004) and head of product management-
                                                             Americas (since November 2002) of UBS
                                                             Global AM. He was head of technology of
                                                             UBS Global AM from November 2002 to
                                                             March 2004. From 2000 to 2001, he was
                                                             manager of product development in
                                                             Investment Consulting Services at UBS
                                                             Financial Services Inc. Mr. Varnas was a
                                                             senior analyst in the Global Securities
                                                             Research and Economics Group at Merrill
                                                             Lynch from 1995 to 1999. Mr. Varnas is
                                                             president of 20 investment companies
                                                             (consisting of 75 portfolios) for which UBS
                                                             Global AM or one of its affiliates serves as
                                                             investment advisor, sub-advisor or manager.

William Veronda*; 58      Vice President     Since 2004      Mr. Veronda is an executive director-fixed
                                                             income of UBS Global AM (since 1995). Mr.
                                                             Veronda is a vice president of two
                                                             investment companies (consisting of two
                                                             portfolios) for which UBS Global AM or one
                                                             of its affiliates serves as investment advisor,
                                                             sub-advisor or manager.

Keith A. Weller*; 43      Vice President     Since 1995      Mr. Weller is a director and associate
                          and Assistant                      general counsel of UBS Global AM. Mr.
                          Secretary                          Weller is a vice president and assistant
                                                             secretary of 20 investment companies
                                                             (consisting of 75 portfolios) for which UBS
                                                             Global AM or one of its affiliates serves as
                                                             investment advisor, sub-advisor or manager.

*    This person's business address is 51 West 52nd Street, New York, New York
     10019-6114.

**   This person's business address is One North Wacker Drive, Chicago, Illinois
     60606.

+    Mrs. Alexander is an "interested person" of the Fund as defined in the
     Investment Company Act by virtue of her former positions with UBS Global AM and/or any of its affiliates.

--------------------------------------------------------------------------------

Investment Grade Municipal Income Fund Inc.

NEW YORK STOCK EXCHANGE CERTIFICATIONS (UNAUDITED)

Investment Grade Municipal Income Fund Inc. (the "Fund") is listed on the New
York Stock Exchange ("NYSE"). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund's president and treasurer have filed certifications with the SEC regarding the quality of the Fund's public disclosure. Those certifications were made pursuant to Section 302 of the
Sarbanes-Oxley Act ("Section 302 Certifications"). The Section 302
Certifications were filed as exhibits to the Fund's annual report on Form
N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund's 2005 annual meeting of shareholders, it will be required to file a certification with the NYSE stating whether its president is aware of any violation of the NYSE's Corporate Governance listing standards.
The Fund will be required to include certain additional information in subsequent annual reports relating to the NYSE certification.

--------------------------------------------------------------------------------
                                                                           35

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Directors

Richard Q. Armstrong                Meyer Feldberg
Chairman
                                    Carl W. Schafer
Margo N. Alexander
                                    William D. White

David J. Beaubien

Richard R. Burt

Principal Officers

Joseph A. Varnas                    Elbridge T. Gerry III
President                           Vice President

Mark F. Kemper                      W. Douglas Beck
Vice President and Secretary        Vice President

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and
Administrator

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

(copyright) 2004 UBS Global Asset Management (US) Inc. All rights reserved.

                                                              ----------------
(UBS LOGO)                                                       Presorted
                                                                  Standard
UBS GLOBAL ASSET MANAGEMENT (US) INC.                            US Postage
51 West 52nd Street                                                 PAID
New York, NY 10019-6114                                        Smithtown, NY
                                                                 Permit 700
                                                              ----------------

ITEM 2.  CODE OF ETHICS.
------------------------

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule
17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
------------------------------------------

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: Richard Q. Armstrong. Mr. Armstrong is independent as defined in item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
------------------------------------------------

          (a) Audit Fees:
              -----------
              For the fiscal years ended September 30, 2004 and September 30,
              2003, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were
              approximately $36,750 and $13,600, respectively.

              Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

          (b) Audit-Related Fees:
              -------------------
              In each of the fiscal years ended September 30, 2004 and September
              30, 2003, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $12,693 and $21,300, respectively, which includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

              Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2004 and
              2003 semiannual financial statements, (2) review of portions of the registrant's semiannual 2003 Form N-SAR filing (3) review of the consolidated 2003 and 2002 report on UBS Funds' profitability of UBS Global Asset Management (US) Inc. ("UBS Global AM") to
              assist the board members in their annual advisory/administration contract reviews and (4) auction preferred shares testing for the registrant's fiscal years ended 2004 and 2003.

              There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

          (c) Tax Fees:
              ---------
              In each of the fiscal years ended September 30, 2004 and September
              30, 2003, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $11,400 and
              $8,100, respectively, which includes amounts related to tax services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

              Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

              There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

          (d) All Other Fees:
              ---------------
              In each of the fiscal years ended September 30, 2004 and September
              30, 2003, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

              Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and
              implementation, consulting on other information systems, and other tax services unrelated to the registrant.

              There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

          (e) (1) Audit Committee Pre-Approval Policies and Procedures:
                  -----------------------------------------------------
                  The registrant's Audit Committee ("audit committee") has
                  adopted an "Audit Committee Charter (Amended and Restated as of May 12, 2004)" (the "charter"). The charter contains the audit committee's pre-approval policies and procedures.
                  Reproduced below is an excerpt from the charter regarding
                  pre-approval policies and procedures:

                           The [audit ]Committee shall:

                           ...

                           2.  Pre-approve (a) all audit and permissible
                               non-audit services(1) to be provided to the Fund
                               and (b) all permissible non-audit services to be
                               provided by the Fund's independent auditors to
                               UBS Global [AM] and any Covered

                               Service Providers, if the engagement relates
                               directly to the operations and financial
                               reporting of the Fund. In carrying out this
                               responsibility, the Committee shall seek
                               periodically from UBS Global [AM] and from the
                               independent auditors a list of such audit and
                               permissible non-audit services that can be
                               expected to be rendered to the Fund, UBS Global
                               [AM] or any Covered Service Providers by the
                               Fund's independent auditors, and an estimate of
                               the fees sought to be paid in connection with
                               such services. The Committee may delegate its
                               responsibility to pre-approve any such audit and
                               permissible non-audit services to a sub-committee
                               consisting of the Chairperson of the Committee
                               and two other members of the Committee as the
                               Chairperson, from time to time, may determine and
                               appoint, and such sub-committee shall report to
                               the Committee, at its next regularly scheduled
                               meeting after the sub-committee's meeting, its
                               decision(s). From year to year, the Committee
                               shall report to the Board whether this system of
                               pre-approval has been effective and efficient or
                               whether this Charter should be amended to allow
                               for pre-approval pursuant to such policies and
                               procedures as the Committee shall approve,
                               including the delegation of some or all of the
                               Committee's pre-approval responsibilities to
                               other persons (other than UBS Global [AM] or the
                               Fund's officers).

                               ---------------

                                    (1) The Committee will not approve non-audit
                                    services that the Committee believes may
                                    taint the independence of the auditors.
                                    Currently, permissible non-audit services
                                    include any professional services (including
                                    tax services) that are not prohibited
                                    services as described below, provided to the
                                    Fund by the independent auditors, other than
                                    those provided to the Fund in connection
                                    with an audit or a review of the financial
                                    statements of the Fund. Permissible
                                    non-audit services may not include: (i)
                                    bookkeeping or other services related to the
                                    accounting records or financial statements
                                    of the Fund; (ii) financial information
                                    systems design and implementation; (iii)
                                    appraisal or valuation services, fairness
                                    opinions or contribution-in-kind reports;
                                    (iv) actuarial services; (v) internal audit
                                    outsourcing services; (vi) management
                                    functions or human resources; (vii) broker
                                    or dealer, investment adviser or investment
                                    banking services; (viii) legal services and
                                    expert services unrelated to the audit; and
                                    (ix) any other service the Public Company
                                    Accounting Oversight Board determines, by
                                    regulation, is impermissible.

                                    Pre-approval by the Committee of any
                                    permissible non-audit services is not
                                    required so long as: (i) the aggregate
                                    amount of all such permissible non-audit
                                    services provided to the Fund, UBS Global
                                    [AM] and any service providers controlling,
                                    controlled by or under common control with
                                    UBS Global [AM] that provide ongoing
                                    services to the Fund ("Covered Service
                                    Providers") constitutes not more than 5% of
                                    the total amount of revenues paid to the
                                    independent auditors (during the fiscal year
                                    in which the permissible non-audit services
                                    are provided) by (a) the Fund, (b) its
                                    investment adviser and (c) any entity
                                    controlling, controlled by, or under common
                                    control with the investment adviser that
                                    provides ongoing services to the Fund during
                                    the fiscal year in which the services are
                                    provided that would have to be approved by
                                    the Committee; (ii) the permissible
                                    non-audit services were not recognized by
                                    the Fund at the time of the engagement to be
                                    non-audit services; and (iii) such services
                                    are promptly brought to the attention of the
                                    Committee and approved by the Committee (or
                                    its delegate(s)) prior to the completion of
                                    the audit.

                       (e) (2) Services approved pursuant to paragraph
                           (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

                           Audit-Related Fees:
                           -------------------
                           There were no amounts that were approved by the audit
                           committee pursuant to the de minimis exception for
                           the fiscal years ended September 30, 2004 and
                           September 30, 2003 on behalf of the registrant.

                           There were no amounts that were required to be
                           approved by the audit committee pursuant to the de
                           minimis exception for the fiscal years ended
                           September 30, 2004 and September 30, 2003 on behalf
                           of the registrant's service providers that relate
                           directly to the operations and financial reporting of
                           the registrant.

                           Tax Fees:
                           ---------
                           There were no amounts that were approved by the audit
                           committee pursuant to the de minimis exception for
                           the fiscal years ended September 30, 2004 and
                           September 30, 2003 on behalf of the registrant.

                           There were no amounts that were required to be
                           approved by the audit committee pursuant to the de
                           minimis exception for the fiscal years ended
                           September 30, 2004 and September 30, 2003 on behalf
                           of the registrant's service providers that relate
                           directly to the operations and financial reporting of
                           the registrant.

                           All Other Fees:
                           ---------------
                           There were no amounts that were approved by the audit
                           committee pursuant to the de minimis exception for
                           the fiscal years ended September 30, 2004 and
                           September 30, 2003 on behalf of the registrant.

                           There were no amounts that were required to be
                           approved by the audit committee pursuant to the de
                           minimis exception for the fiscal years ended
                           September 30, 2004 and September 30, 2003 on behalf
                           of the registrant's service providers that relate
                           directly to the operations and financial reporting of
                           the registrant.

          (f) According to E&Y, for the fiscal year ended September 30, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

          (g) For the fiscal years ended September 30, 2004 and September 30,
              2003, the aggregate fees billed by E&Y of $3,661,972 and
              $3,178,679, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                              2004                 2003
                                              ----                 ----
              Covered Services                $24,093            $29,400
              Non-Covered Services           3,637,879          3,149,279

         (h)  The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the
              registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

The registrant has a separately designated standing audit committee (the "Audit
Committee") established in accordance with Section 3(a)(58)(A) of the Securities
Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Beaubien, Mr. Burt, Mr. Feldberg and
Mr. White.

ITEM 6.  SCHEDULE OF INVESTMENTS.
---------------------------------

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
--------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

The registrant's Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant's advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS
Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general,
UBS Global AM (1) opposes proposals which act to entrench management; (2)
believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities

and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
--------------------------------------------------------------------------

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

There were no purchases made by or on behalf of the registrant or any
"affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Securities
Exchange Act of 1934, as amended, of shares of the registrant's equity securities made in the period covered by this report.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
--------------------------------------------------------------

The registrant's Board has established a Nominating and Corporate Governance
Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the
Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and
Corporate Governance Committee, Mr. Meyer Feldberg, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New
York, New York 10019-6114, and indicate on the envelope "Nominating and
Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11.  CONTROLS AND PROCEDURES.
----------------------------------

          (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
              Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

          (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.
-------------------

          (a) (1) Code of Ethics as required pursuant to Section 406 of the
              Sarbanes-Oxley Act of 2002 (and designated by registrant as a
              "Code of Conduct") is attached hereto as Exhibit EX-99.CODE ETH.

          (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley
              Act of 2002 is attached hereto as Exhibit EX-99.CERT.

          (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley
              Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Investment Grade Municipal Income Fund Inc.

By:      /s/ Joseph A. Varnas
         ---------------------
         Joseph A. Varnas
         President

Date:    November 24, 2004
         -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Joseph A. Varnas
         ---------------------
         Joseph A. Varnas
         President

Date:    November 24, 2004
         -----------------

By:      /s/ Thomas Disbrow
         ------------------
         Thomas Disbrow
         Treasurer

Date:    November 24, 2004
         -----------------